WARRANT CERTIFICATE

NEITHER THE WARRANT REPRESENTED BY THIS CERTIFICATE NOR THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND NEITHER MAY BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW UNLESS AN EXEMPTION FROM REGISTRATION IS THEN AVAILABLE.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                U S LIQUIDS INC.
                              Date: January 2, 1998

      This is to certify that, FOR VALUE RECEIVED, the registered holder hereof, GLENN A. PRATT (the "Holder"), is entitled to purchase, subject to the provisions of this Warrant Certificate, from U S LIQUIDS INC., a Delaware corporation (the "Company"), up to 10,000 shares (as such number may be adjusted in accordance with Section 6 hereof) of the Company's Common Stock, $0.01 par value (such class of stock, together with any capital stock of the Company into which such class of stock shall be converted, being referred to herein as the "Stock"), at $14.125 per share (the "Exercise Price"). The number of shares of Stock to be received upon the exercise of this Warrant and the Exercise Price shall be adjusted from time to time as hereinafter set forth. The shares of Stock or other securities or property deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares." Unless the context otherwise requires, the term "Warrant" or "Warrants" as used herein includes this Warrant and any other Warrant or Warrants which may be issued pursuant to the provisions of this Warrant, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "Holder" includes any registered transferee or transferees or registered assignee or assignees of the Holder, who in each case shall be subject to the provisions of this Warrant, and when used with reference to Warrant Shares, means the holder or holders of such Warrant Shares.

      SECTION 1. EXERCISE OF WARRANT. Subject to the terms and conditions of this Warrant Certificate, this Warrant may be exercised in whole or in part at any time or from time to time during the period commencing on the date hereof and ending 5:00 P.M., Houston, Texas time, on January 2, 2003 (the "Expiration Date"), by presentation and surrender to the Company at its principal office of this Warrant and the Purchase Form annexed hereto duly executed and accompanied by payment in cash, by wire
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transfer or certified or official bank check payable to the order of the Company in the amount of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant is exercised in part only, the Company shall, promptly after presentation of this Warrant upon such exercise, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions as herein set forth. This Warrant is exercisable only in increments of 1,000 Warrant Shares, unless the total number of Warrant Shares then issuable under this Warrant is less than 1,000, in which event this Warrant must be exercised in full for all Warrant Shares issuable hereunder. Upon and as of receipt by the Company at its office, in proper form for exercise and accompanied by payment as herein provided, the Holder shall be deemed to be the holder of record of the shares of Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Stock shall not then be actually delivered to the Holder.

      Notwithstanding anything to the contrary contained in this Warrant Certificate, the Holder may elect to exercise this Warrant in whole or in part by receiving Warrant Shares equal to the value (determined below) of this Warrant (or any part thereof), upon surrender of this Warrant (or any part thereof) at the principal office of the Company, together with notice of such election, specifying the part of this Warrant so surrendered, in which event the Company shall issue and deliver to the Holder the number of Warrant Shares determined using the following formula:

            X           =     (Y) (A-B)
                              ---------
                                  A

where

            X           =     the number of  Warrant  Shares to be
                              issued to the Holder;

            Y           =     the   number   of   Warrant   Shares
                              purchasable under the Warrant, or portion of the Warrant, surrendered;

            A           =     the Current Market Price per share of the Stock,
                              determined pursuant to Section 3 of this Warrant
                              Certificate; and

            B           =     the then current Exercise Price per share of
                              Stock.

      SECTION 2. RESERVATION OF SHARES. The Company shall at all times after the date hereof and until the Expiration Date reserve

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for issuance and delivery upon exercise of this Warrant the number of Warrant
Shares as shall be required for issuance and delivery upon exercise in full of this Warrant.

      SECTION 3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price of such fractional share. For purposes of this Warrant Certificate, the "Current Market Price" per share of Stock at any date shall be the average of the daily closing prices for the five consecutive trading days commencing ten trading days before such date. The closing price for each day shall be the last reported sale price, regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices, regular way, for such day, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, but is traded in the Nasdaq National Market ("NNM"), or if the Stock is otherwise a security for which transaction reports are required to be made on a real-time basis pursuant to an effective transaction reporting plan under Rule 11a3-1 of the rules under the Securities Exchange Act of 1934, as amended, the last reported sales price or, if the Stock is not listed or admitted to trade, and if last sale data is not then available from NNM, but the Stock is traded in the over-the-counter market, the average of the representative closing bid and asked quotations for the Stock on NNM or any comparable system, or if the Stock is not listed on NNM or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the independent members of the Board of Directors of the Company for that purpose.

      SECTION 4.  TRANSFER, EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT.

            4.1 This Warrant may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (said Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 4 shall be null and void and of no force and effect.

            4.2 This Warrant may be transferred or assigned only upon the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that (i) the transferee is a person to whom the Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law. Each certificate for Warrant Shares or for any other security issued or issuable upon exercise of this Warrant shall contain a legend, in form and substance satisfactory to the Company, setting forth the restrictions on transfer thereof.

            4.3 Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax. In such event the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and designate the assignee as the registered holder on the Company's records and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the holder thereof, specifying the names and denominations in which new Warrants are to be issued.

            4.4 Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification to the Company or (in the case of mutilation) presentation of this Warrant for surrender and cancellation, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

      SECTION 5. WARRANT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. The Holder shall not, solely because of holding this Warrant, be entitled to vote, receive dividends or be deemed the holder of Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders, or to receive dividend or subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the receipt by the Company of the Exercise Price and any other amounts payable upon such exercise.

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
      SECTION 6. ADJUSTMENT IN THE NUMBER OF WARRANT SHARES PURCHASABLE AND EXERCISE PRICE.

            6.1 The number of shares of Stock for which this Warrant may be exercised shall be subject to adjustment as follows:

                  (a) in the event there is a subdivision or combination of the outstanding shares of Stock into a larger or smaller number of shares, the number of shares of Stock for which this Warrant may be exercised shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of Stock.

                  (b) if the Company declares a dividend on Stock payable in Stock or securities convertible into Stock, the number of shares of Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares of Stock as a result of such dividend;

                  (c) if the Company decides to offer rights to all holders of Stock which entitle them to subscribe to additional Stock or securities convertible into Stock, the Company shall give written notice of any such proposed rights offering to the Holder at least fifteen (15) days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before such record date. There shall be no adjustment in the number of shares of Stock for which this Warrant may be exercised or the Exercise Price by virtue of such rights offering or by virtue of any sale of any class of securities of the Company pursuant to such rights offering.

            6.2 In the event at any time prior to the expiration of this Warrant of any reorganization or reclassification of the outstanding shares of Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or any consolidation or merger of the Company with another entity, or the sale, lease or transfer of all or substantially all of the property or assets of the Company, the Holder shall have the right, but not the obligation, to exercise this Warrant. Upon such exercise, the Holder shall have the right to receive the same kind and number of shares of stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

            6.3 If the Company shall, at any time prior to the expiration of this Warrant, dissolve, liquidate or wind-up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant. Upon such exercise the Holder shall have the right to receive, in lieu of the shares of Stock that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding-up with respect to such shares of Stock had the Holder been the holder of record of such shares of Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding-up results in any cash distribution in excess of the Exercise Price provided for by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and in making settlement to the Holder shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

            6.4 The Company may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Company) to make any computation required under this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.

            6.5 Whenever the number of shares of Stock purchasable upon the exercise of this Warrant is adjusted as herein provided, the Exercise Price shall be adjusted by multiplying the applicable Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Stock purchasable upon exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Stock purchasable immediately after such adjustment.

      SECTION 7. NOTICE TO HOLDER. So long as this Warrant shall be outstanding,
(i) if the Company shall pay any dividend or make any distribution upon the Stock otherwise than in cash, or (ii) if the Company shall offer to the holders of Stock for subscription or purchase by them any shares of any class of stock of the Company or any other rights, or (iii) if there shall be any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in any such event, the Company shall cause to be mailed by certified mail to each Holder, at least 30 days prior to the relevant date of the event described above, a notice containing a brief description of the proposed action and stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date or expected date such reclassification, reorganization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up shall take place or be voted upon by holders of the Stock of record, and the date or expected date as of which the holders of Stock of record shall be entitled to exchange their shares of Stock for securities or other property deliverable upon any such event.

      SECTION 8. RULE 144. The Company shall take all actions reasonably necessary to enable the Holder to sell the Warrant Shares without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Securities Exchange Act of 1934, as amended. Upon the written request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

      SECTION 9. DISPOSITION OF WARRANT SHARES. The stock certificates of the Company that will evidence the Warrant Shares or any other security issued or issuable upon exercise of this Warrant will be imprinted with a conspicuous legend in substantially the following form:

      The securities represented by this Certificate have not been registered under either the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and may be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder only if registered under the Act and any applicable state acts or in a transaction exempt from such registrations.

      SECTION  10.   GOVERNING   LAW.  This  Warrant  shall  be  construed  in
accordance with the laws of the State of Texas applicable to contracts executed and to be performed wholly within such state.

      SECTION 11. NOTICE. Any notice, demand or document given or delivered hereunder shall be in writing, and may be personally delivered or given or made by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

IF TO COMPANY:                U S Liquids Inc.
                              411 N. Sam Houston Parkway East
                              Suite 400
                              Houston, Texas 77060
                              Attn: Chief Financial Officer

IF TO HOLDER:                 Glenn A. Pratt
                              ______________________________________
                              ______________________________________

The Company and the Holder shall each have the right to designate a different address for itself by notice similarly given. Any notice, demand or document so given, delivered or made by United States mail shall be deemed to have been given or delivered or made on the third day after the same is deposited in the United States Mail as registered or certified matter, addressed as above provided, with postage thereon fully prepaid and return-receipt requested.

      SECTION 12. WILL BIND SUCCESSORS. This Warrant will be binding upon any corporation succeeding to the Company by merger, consolidation or other operation of law.

      SECTION 13. SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the heirs, personal representatives, successors and permitted assigns of the Holder.

      SECTION 14. AMENDMENT. This Warrant may be modified or amended and any provision hereof may be waived only by a writing executed by the Company and the Holder.

      SECTION  15.  HEADINGS.   Section  headings  in  this  Warrant  are  for
reference only and shall not affect the meaning or construction of any of the provisions hereof.

      SECTION 16. EARLY TERMINATION OF WARRANT. Notwithstanding anything to the contrary in this Warrant Certificate, if that certain Consulting Agreement, dated as of January 2, 1998, between US Liquids Northeast, Inc. ("Northeast"), a wholly-owned subsidiary of the Company, and Glenn A. Pratt is terminated by Northeast for cause pursuant to Section 6 thereof, this Warrant and/or any new Warrant issued pursuant to Section 1 or Section 4 hereof shall cease to be exercisable and shall become void and all rights of the Holder hereunder and/or thereunder shall cease.


             [The remainder of this page left blank intentionally]

      IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first above written.

                                          U S LIQUIDS INC.



                                          By:___________________________
                                             Name:______________________
   Title:_____________________


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                                  PURCHASE FORM


                                                 Dated _______________, 19____

      The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ________ shares of Stock and hereby makes payment of $________ in payment of the actual Exercise Price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name___________________________________________________________________
                 (Please typewrite or print in block letters)


Address________________________________________________________________
       ________________________________________________________________



                                       Signature:______________________


Dated:  _____________________, 199___

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers unto Name____________________________________________
                               (Please typewrite or print in block letters)

Address _____________________________________________________________ the
_________________________________ right to purchase Stock represented by this Warrant to the extent of shares of Stock and does hereby irrevocably constitute and appoint _____________________________ , attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



                                       Signature:______________________________


Dated:____________________________, 199___